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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Dated of earliest event reported)   April 7, 2000
                                                 ------------------


                         Resource Asset Investment Trust
                         -------------------------------
             (Exact name of registrant as specified in its charter)


     Maryland                        1-14760                    23-2919819
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(State of incorporation             (Commission              (I.R.S. Employer
or organization)                    File Number)            Identification No.)


           1845 Walnut Street, 10th Floor, Philadelphia, PA   19103
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            (Address of principal executive offices)        (Zip code)


Registrant's telephone number, including area code (215) 861-7900
                                                  ---------------




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Item 5   Other Events

         Mr. Jay J. Eisner has resigned as President and Chief Operating Officer of Resource Asset Investment Trust. Chairman and Chief Executive Officer, Betsy Z. Cohen, will immediately assume the positions of President and Chief Operating Officer.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RESOURCE ASSET INVESTMENT TRUST




                                        By: /s/ Ellen DiStefano
                                           ---------------------------------
                                           Ellen DiStefano
                                           Vice President and
                                           Chief Financial Officer